                                                                      Exhibit 24



                        ARCHER-DANIELS-MIDLAND COMPANY

                               Power of Attorney
                            of Director or Officer


     The undersigned director or officer of Archer-Daniels-Midland Company, a Delaware corporation, hereby appoints D. O. Andreas, G. A. Andreas, D. J. Schmalz, D. J. Smith, and each or any one of them, the undersigned's true and lawful attorneys-in-fact, with power of substitution, for the undersigned and in the undersigned's name, place and stead, to sign and affix the undersigned's name as a director or officer of the Company to a Registration Statement or Registration Statements, on Form S-4 or other applicable form, and all amendments, including post-effective amendments, thereto, to be filed by the Company with the Securities and Exchange Commission, Washington, D.C., in connection with the registration under the Securities Act of 1933, as amended, of shares of Common Stock or other securities proposed to be issued by the Company in connection with the acquisition of Moorman Manufacturing Company, and to file the same with the Commission, granting unto the attorneys-in-fact, and each of them, full power and authority to do and perform any and all acts necessary or incidental to the performance and execution of the powers herein expressly granted.

     IN WITNESS WHEREOF, the undersigned has hereunto set the undersigned's hand this 15th day of October, 1997.




                                                  /s/ D. O. Andreas
                                       ----------------------------------------
                                                      D. O. Andreas

                        ARCHER-DANIELS-MIDLAND COMPANY

                               Power of Attorney
                           of Director or Officer


     The undersigned director or officer of Archer-Daniels-Midland Company, a Delaware corporation, hereby appoints D. O. Andreas, G. A. Andreas, D. J. Schmalz, D. J. Smith, and each or any one of them, the undersigned's true and lawful attorneys-in-fact, with power of substitution, for the undersigned and in the undersigned's name, place and stead, to sign and affix the undersigned's name as a director or officer of the Company to a Registration Statement or Registration Statements, on Form S-4 or other applicable form, and all amendments, including post-effective amendments, thereto, to be filed by the Company with the Securities and Exchange Commission, Washington, D.C., in connection with the registration under the Securities Act of 1933, as amended, of shares of Common Stock or other securities proposed to be issued by the Company in connection with the acquisition of Moorman Manufacturing Company, and to file the same with the Commission, granting unto the attorneys-in-fact, and each of them, full power and authority to do and perform any and all acts necessary or incidental to the performance and execution of the powers herein expressly granted.

     IN WITNESS WHEREOF, the undersigned has hereunto set the undersigned's hand this 15th day of October, 1997.




                                                  /s/ G. A. Andreas
                                       ----------------------------------------
                                                      G. A. Andreas

                        ARCHER-DANIELS-MIDLAND COMPANY

                              Power of Attorney
                           of Director or Officer


     The undersigned director or officer of Archer-Daniels-Midland Company, a Delaware corporation, hereby appoints D. O. Andreas, G. A. Andreas, D. J. Schmalz, D. J. Smith, and each or any one of them, the undersigned's true and lawful attorneys-in-fact, with power of substitution, for the undersigned and in the undersigned's name, place and stead, to sign and affix the undersigned's name as a director or officer of the Company to a Registration Statement or Registration Statements, on Form S-4 or other applicable form, and all amendments, including post-effective amendments, thereto, to be filed by the Company with the Securities and Exchange Commission, Washington, D.C., in connection with the registration under the Securities Act of 1933, as amended, of shares of Common Stock or other securities proposed to be issued by the Company in connection with the acquisition of Moorman Manufacturing Company, and to file the same with the Commission, granting unto the attorneys-in-fact, and each of them, full power and authority to do and perform any and all acts necessary or incidental to the performance and execution of the powers herein expressly granted.

     IN WITNESS WHEREOF, the undersigned has hereunto set the undersigned's hand this 15th day of October, 1997.




                                              /s/ Shreve M. Archer, Jr.
                                       -----------------------------------------
                                                  Shreve M. Archer, Jr.

                        ARCHER-DANIELS-MIDLAND COMPANY

                               Power of Attorney
                            of Director or Officer


     The undersigned director or officer of Archer-Daniels-Midland Company, a Delaware corporation, hereby appoints D. O. Andreas, G. A. Andreas, D. J. Schmalz, D. J. Smith, and each or any one of them, the undersigned's true and lawful attorneys-in-fact, with power of substitution, for the undersigned and in the undersigned's name, place and stead, to sign and affix the undersigned's name as a director or officer of the Company to a Registration Statement or Registration Statements, on Form S-4 or other applicable form, and all amendments, including post-effective amendments, thereto, to be filed by the Company with the Securities and Exchange Commission, Washington, D.C., in connection with the registration under the Securities Act of 1933, as amended, of shares of Common Stock or other securities proposed to be issued by the Company in connection with the acquisition of Moorman Manufacturing Company, and to file the same with the Commission, granting unto the attorneys-in-fact, and each of them, full power and authority to do and perform any and all acts necessary or incidental to the performance and execution of the powers herein expressly granted.

     IN WITNESS WHEREOF, the undersigned has hereunto set the undersigned's hand this 15th day of October, 1997.




                                                  /s/ D.J. Schmalz
                                       -----------------------------------------
                                                      D.J. Schmalz

                        ARCHER-DANIELS-MIDLAND COMPANY

                               Power of Attorney
                            of Director or Officer


     The undersigned director or officer of Archer-Daniels-Midland Company, a Delaware corporation, hereby appoints D. O. Andreas, G. A. Andreas, D. J. Schmalz, D. J. Smith, and each or any one of them, the undersigned's true and lawful attorneys-in-fact, with power of substitution, for the undersigned and in the undersigned's name, place and stead, to sign and affix the undersigned's name as a director or officer of the Company to a Registration Statement or Registration Statements, on Form S-4 or other applicable form, and all amendments, including post-effective amendments, thereto, to be filed by the Company with the Securities and Exchange Commission, Washington, D.C., in connection with the registration under the Securities Act of 1933, as amended, of shares of Common Stock or other securities proposed to be issued by the Company in connection with the acquisition of Moorman Manufacturing Company, and to file the same with the Commission, granting unto the attorneys-in-fact, and each of them, full power and authority to do and perform any and all acts necessary or incidental to the performance and execution of the powers herein expressly granted.

     IN WITNESS WHEREOF, the undersigned has hereunto set the undersigned's hand this 15th day of October, 1997.




                                                    /s/ S.R. Mills
                                       -----------------------------------------
                                                        S.R. Mills

                        ARCHER-DANIELS-MIDLAND COMPANY

                               Power of Attorney
                            of Director or Officer


     The undersigned director or officer of Archer-Daniels-Midland Company, a Delaware corporation, hereby appoints D. O. Andreas, G. A. Andreas, D. J. Schmalz, D. J. Smith, and each or any one of them, the undersigned's true and lawful attorneys-in-fact, with power of substitution, for the undersigned and in the undersigned's name, place and stead, to sign and affix the undersigned's name as a director or officer of the Company to a Registration Statement or Registration Statements, on Form S-4 or other applicable form, and all amendments, including post-effective amendments, thereto, to be filed by the Company with the Securities and Exchange Commission, Washington, D.C., in connection with the registration under the Securities Act of 1933, as amended, of shares of Common Stock or other securities proposed to be issued by the Company in connection with the acquisition of Moorman Manufacturing Company, and to file the same with the Commission, granting unto the attorneys-in-fact, and each of them, full power and authority to do and perform any and all acts necessary or incidental to the performance and execution of the powers herein expressly granted.

     IN WITNESS WHEREOF, the undersigned has hereunto set the undersigned's hand this 15th day of October, 1997.




                                                   /s/ J. R. Block
                                       -----------------------------------------
                                                       J. R. Block

                        ARCHER-DANIELS-MIDLAND COMPANY

                               Power of Attorney
                            of Director or Officer


     The undersigned director or officer of Archer-Daniels-Midland Company, a Delaware corporation, hereby appoints D. O. Andreas, G. A. Andreas, D. J. Schmalz, D. J. Smith, and each or any one of them, the undersigned's true and lawful attorneys-in-fact, with power of substitution, for the undersigned and in the undersigned's name, place and stead, to sign and affix the undersigned's name as a director or officer of the Company to a Registration Statement or Registration Statements, on Form S-4 or other applicable form, and all amendments, including post-effective amendments, thereto, to be filed by the Company with the Securities and Exchange Commission, Washington, D.C., in connection with the registration under the Securities Act of 1933, as amended, of shares of Common Stock or other securities proposed to be issued by the Company in connection with the acquisition of Moorman Manufacturing Company, and to file the same with the Commission, granting unto the attorneys-in-fact, and each of them, full power and authority to do and perform any and all acts necessary or incidental to the performance and execution of the powers herein expressly granted.

     IN WITNESS WHEREOF, the undersigned has hereunto set the undersigned's hand this 15th day of October, 1997.





                                                   /s/ Richard Burt
                                       -----------------------------------------
                                                       Richard Burt

                        ARCHER-DANIELS-MIDLAND COMPANY

                               Power of Attorney
                            of Director or Officer


     The undersigned director or officer of Archer-Daniels-Midland Company, a Delaware corporation, hereby appoints D. O. Andreas, G. A. Andreas, D. J. Schmalz, D. J. Smith, and each or any one of them, the undersigned's true and lawful attorneys-in-fact, with power of substitution, for the undersigned and in the undersigned's name, place and stead, to sign and affix the undersigned's name as a director or officer of the Company to a Registration Statement or Registration Statements, on Form S-4 or other applicable form, and all amendments, including post-effective amendments, thereto, to be filed by the Company with the Securities and Exchange Commission, Washington, D.C., in connection with the registration under the Securities Act of 1933, as amended, of shares of Common Stock or other securities proposed to be issued by the Company in connection with the acquisition of Moorman Manufacturing Company, and to file the same with the Commission, granting unto the attorneys-in-fact, and each of them, full power and authority to do and perform any and all acts necessary or incidental to the performance and execution of the powers herein expressly granted.

     IN WITNESS WHEREOF, the undersigned has hereunto set the undersigned's hand this 15th day of October, 1997.





                                                  /s/ M. H. Carter
                                       -----------------------------------------
                                                      M. H. Carter

                        ARCHER-DANIELS-MIDLAND COMPANY

                               Power of Attorney
                            of Director or Officer


     The undersigned director or officer of Archer-Daniels-Midland Company, a Delaware corporation, hereby appoints D. O. Andreas, G. A. Andreas, D. J. Schmalz, D. J. Smith, and each or any one of them, the undersigned's true and lawful attorneys-in-fact, with power of substitution, for the undersigned and in the undersigned's name, place and stead, to sign and affix the undersigned's name as a director or officer of the Company to a Registration Statement or Registration Statements, on Form S-4 or other applicable form, and all amendments, including post-effective amendments, thereto, to be filed by the Company with the Securities and Exchange Commission, Washington, D.C., in connection with the registration under the Securities Act of 1933, as amended, of shares of Common Stock or other securities proposed to be issued by the Company in connection with the acquisition of Moorman Manufacturing Company, and to file the same with the Commission, granting unto the attorneys-in-fact, and each of them, full power and authority to do and perform any and all acts necessary or incidental to the performance and execution of the powers herein expressly granted.

     IN WITNESS WHEREOF, the undersigned has hereunto set the undersigned's hand this 15th day of October, 1997.





                                                 /s/ Gaylord O. Coan
                                       -----------------------------------------
                                                     Gaylord O. Coan

                        ARCHER-DANIELS-MIDLAND COMPANY

                               Power of Attorney
                            of Director or Officer


     The undersigned director or officer of Archer-Daniels-Midland Company, a Delaware corporation, hereby appoints D. O. Andreas, G. A. Andreas, D. J. Schmalz, D. J. Smith, and each or any one of them, the undersigned's true and lawful attorneys-in-fact, with power of substitution, for the undersigned and in the undersigned's name, place and stead, to sign and affix the undersigned's name as a director or officer of the Company to a Registration Statement or Registration Statements, on Form S-4 or other applicable form, and all amendments, including post-effective amendments, thereto, to be filed by the Company with the Securities and Exchange Commission, Washington, D.C., in connection with the registration under the Securities Act of 1933, as amended, of shares of Common Stock or other securities proposed to be issued by the Company in connection with the acquisition of Moorman Manufacturing Company, and to file the same with the Commission, granting unto the attorneys-in-fact, and each of them, full power and authority to do and perform any and all acts necessary or incidental to the performance and execution of the powers herein expressly granted.

     IN WITNESS WHEREOF, the undersigned has hereunto set the undersigned's hand this 15th day of October, 1997.





                                                 /s/ F. Ross Johnson
                                       -----------------------------------------
                                                     F. Ross Johnson

                        ARCHER-DANIELS-MIDLAND COMPANY

                               Power of Attorney
                            of Director or Officer


     The undersigned director or officer of Archer-Daniels-Midland Company, a Delaware corporation, hereby appoints D. O. Andreas, G. A. Andreas, D. J. Schmalz, D. J. Smith, and each or any one of them, the undersigned's true and lawful attorneys-in-fact, with power of substitution, for the undersigned and in the undersigned's name, place and stead, to sign and affix the undersigned's name as a director or officer of the Company to a Registration Statement or Registration Statements, on Form S-4 or other applicable form, and all amendments, including post-effective amendments, thereto, to be filed by the Company with the Securities and Exchange Commission, Washington, D.C., in connection with the registration under the Securities Act of 1933, as amended, of shares of Common Stock or other securities proposed to be issued by the Company in connection with the acquisition of Moorman Manufacturing Company, and to file the same with the Commission, granting unto the attorneys-in-fact, and each of them, full power and authority to do and perform any and all acts necessary or incidental to the performance and execution of the powers herein expressly granted.

     IN WITNESS WHEREOF, the undersigned has hereunto set the undersigned's hand this 15th day of October, 1997.





                                                  /s/ M. B. Mulroney
                                       -----------------------------------------
                                                      M. B. Mulroney

                        ARCHER-DANIELS-MIDLAND COMPANY

                               Power of Attorney
                            of Director or Officer


     The undersigned director or officer of Archer-Daniels-Midland Company, a Delaware corporation, hereby appoints D. O. Andreas, G. A. Andreas, D. J. Schmalz, D. J. Smith, and each or any one of them, the undersigned's true and lawful attorneys-in-fact, with power of substitution, for the undersigned and in the undersigned's name, place and stead, to sign and affix the undersigned's name as a director or officer of the Company to a Registration Statement or Registration Statements, on Form S-4 or other applicable form, and all amendments, including post-effective amendments, thereto, to be filed by the Company with the Securities and Exchange Commission, Washington, D.C., in connection with the registration under the Securities Act of 1933, as amended, of shares of Common Stock or other securities proposed to be issued by the Company in connection with the acquisition of Moorman Manufacturing Company, and to file the same with the Commission, granting unto the attorneys-in-fact, and each of them, full power and authority to do and perform any and all acts necessary or incidental to the performance and execution of the powers herein expressly granted.

     IN WITNESS WHEREOF, the undersigned has hereunto set the undersigned's hand this 15th day of October, 1997.





                                               /s/ Robert S. Strauss
                                       -----------------------------------------
                                                   Robert S. Strauss

                        ARCHER-DANIELS-MIDLAND COMPANY

                               Power of Attorney
                            of Director or Officer


     The undersigned director or officer of Archer-Daniels-Midland Company, a Delaware corporation, hereby appoints D. O. Andreas, G. A. Andreas, D. J. Schmalz, D. J. Smith, and each or any one of them, the undersigned's true and lawful attorneys-in-fact, with power of substitution, for the undersigned and in the undersigned's name, place and stead, to sign and affix the undersigned's name as a director or officer of the Company to a Registration Statement or Registration Statements, on Form S-4 or other applicable form, and all amendments, including post-effective amendments, thereto, to be filed by the Company with the Securities and Exchange Commission, Washington, D.C., in connection with the registration under the Securities Act of 1933, as amended, of shares of Common Stock or other securities proposed to be issued by the Company in connection with the acquisition of Moorman Manufacturing Company, and to file the same with the Commission, granting unto the attorneys-in-fact, and each of them, full power and authority to do and perform any and all acts necessary or incidental to the performance and execution of the powers herein expressly granted.

     IN WITNESS WHEREOF, the undersigned has hereunto set the undersigned's hand this 15th day of October, 1997.





                                                /s/ John K. Vanier
                                       -----------------------------------------
                                                    John K. Vanier

                        ARCHER-DANIELS-MIDLAND COMPANY

                               Power of Attorney
                            of Director or Officer


     The undersigned director or officer of Archer-Daniels-Midland Company, a Delaware corporation, hereby appoints D. O. Andreas, G. A. Andreas, D. J. Schmalz, D. J. Smith, and each or any one of them, the undersigned's true and lawful attorneys-in-fact, with power of substitution, for the undersigned and in the undersigned's name, place and stead, to sign and affix the undersigned's name as a director or officer of the Company to a Registration Statement or Registration Statements, on Form S-4 or other applicable form, and all amendments, including post-effective amendments, thereto, to be filed by the Company with the Securities and Exchange Commission, Washington, D.C., in connection with the registration under the Securities Act of 1933, as amended, of shares of Common Stock or other securities proposed to be issued by the Company in connection with the acquisition of Moorman Manufacturing Company, and to file the same with the Commission, granting unto the attorneys-in-fact, and each of them, full power and authority to do and perform any and all acts necessary or incidental to the performance and execution of the powers herein expressly granted.

     IN WITNESS WHEREOF, the undersigned has hereunto set the undersigned's hand this 15th day of October, 1997.





                                                 /s/ O. Glenn Webb
                                       -----------------------------------------
                                                     O. Glenn Webb

                        ARCHER-DANIELS-MIDLAND COMPANY

                               Power of Attorney
                            of Director or Officer


     The undersigned director or officer of Archer-Daniels-Midland Company, a Delaware corporation, hereby appoints D. O. Andreas, G. A. Andreas, D. J. Schmalz, D. J. Smith, and each or any one of them, the undersigned's true and lawful attorneys-in-fact, with power of substitution, for the undersigned and in the undersigned's name, place and stead, to sign and affix the undersigned's name as a director or officer of the Company to a Registration Statement or Registration Statements, on Form S-4 or other applicable form, and all amendments, including post-effective amendments, thereto, to be filed by the Company with the Securities and Exchange Commission, Washington, D.C., in connection with the registration under the Securities Act of 1933, as amended, of shares of Common Stock or other securities proposed to be issued by the Company in connection with the acquisition of Moorman Manufacturing Company, and to file the same with the Commission, granting unto the attorneys-in-fact, and each of them, full power and authority to do and perform any and all acts necessary or incidental to the performance and execution of the powers herein expressly granted.

     IN WITNESS WHEREOF, the undersigned has hereunto set the undersigned's hand this 15th day of October, 1997.





                                                  /s/ Andrew Young
                                       -----------------------------------------
                                                      Andrew Young